UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 17, 2024

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street
Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On September 3, 2024, Lumen Technologies, Inc. (the “Company”) announced that the Company and its indirect, wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3”), had each commenced a series of exchange offers for certain of their outstanding unsecured notes (the “Exchange Offers”).
As previously announced, the Company has offered to exchange its outstanding (i) 5.125% senior notes due 2026 for its newly-issued 10.000% secured notes due 2032 (the “New Lumen Notes”) and certain cash consideration, as applicable, (ii) 4.000% senior secured notes due 2027 (unsecured) for New Lumen Notes, (iii) 6.875% debentures, series G, due 2028 for New Lumen Notes, and (iv) 4.500% senior notes due 2029 for New Lumen Notes, subject to the terms and conditions specified in the Company’s private offering memorandum, dated September 3, 2024.
As previously announced, Level 3 has offered to exchange its outstanding (i) 3.400% senior secured notes due 2027 (unsecured) for its newly-issued 10.000% second lien notes due 2032 (the “New Level 3 Notes” and, together with the New Lumen Notes, the “New Notes”), (ii) 4.625% senior notes due 2027 for New Level 3 Notes, and (iii) 4.250% senior notes due 2028 for New Level 3 Notes, subject to the terms and conditions specified in Level 3’s private offering memorandum, dated September 3, 2024.
Additional information about the Exchange Offers appears below.

Item 8.01	Other Events.
On September 17, 2024, the Company issued a press release announcing the early tender results of the Exchange Offers. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 8.01.
For further information on the Exchange Offers, including information regarding the expected early settlement date thereof, the expiration date applicable thereto and the passage of the deadline for withdrawing tenders of any tendered notes,
see the applicable Offering Memorandum and the above-referenced press release.
Cautionary Statements Concerning Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
and Exhibit 99.1 identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibit 99.1. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 17, 2024.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: September 17, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer
LEVEL 3 PARENT, LLC

Dated: September 17, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer

QWEST CORPORATION

Dated: September 17, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer

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